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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):    July 16, 2001



                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            000-24261                                    68-0140361
           (Commission                                 (IRS Employer
           File Number)                              Identification No.)



15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA              94925
    (Address of Principal Executive Offices)              (Zip Code)



                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.   OTHER EVENTS

          On July 16, 2001, Tom Bazzone, the former President and Chief Operating Officer of RedEnvelope, began his employment with us as our Executive Vice President and Chief Operating Officer. Prior to Mr. Bazzone's first day of employment with us, we issued a press release on June 28, 2001 announcing his appointment to both positions. The full text of the press release issued in connection with Mr. Bazzone's appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          Effective July 16, 2001, Mr. Bazzone also was appointed as a member of the board of directors, filling an existing vacancy on the board among the Class III directors.

          On August 9, 2001, we issued a press release announcing our second quarter sales results. The full text of the press release in connection with our second quarter sales results is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits.

Exhibit No.            Description
-----------            -----------

99.1 Press Release, dated June 28, 2001, regarding the appointment of Tom Bazzone

99.2 Press Release, dated August 9, 2001, regarding the registrant's second quarter sales results


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RESTORATION HARDWARE, INC.



Dated:  August 13, 2001            By: /s/ GARY G. FRIEDMAN
                                       -------------------------------
                                       Gary G. Friedman, Chief Executive Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.            DESCRIPTION
-----------            -----------

99.1 Press Release, dated June 28, 2001, regarding the appointment of Tom Bazzone

99.2 Press Release, dated August 9, 2001, regarding the registrant's second quarter sales results